[LEGEND]    Exhibit 10.4 to Form 8-K dated 12/28/95

                      GENERAL CROSS-RELEASE

     TRENTON ENERGY CORPORATION ("TEC"), in consideration of the sum of One ($1.00) Dollar, the release, set forth below, of certain claims by Liberty and other good and valuable consideration paid by or on behalf of LIBERTY EQUIPMENT INVESTORS -1983, a New York limited partnership ("Liberty"), the receipt and sufficiency of which are hereby acknowledged, hereby releases and forever discharges Liberty, its general partner, the affiliated companies of its general partner, and the employees, officers, directors, shareholders and agents of each and their respective successors and assigns (collectively, the "Liberty Releases"), from and against any and all actions, causes of action, suits, debts, dues, sums of money, accounts, covenants, contracts, controversies, agreements, executions, claims and demands whatsoever, in law or equity, which TEC and its successors and assigns ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever against the Liberty Releases arising out of or in connection with the Liberty's acquisition, financing, ownership and disposition of its interest in Trigen-Trenton District Energy Company ("TDEC"), including (but not limited to) Secured Nonrecourse Notes dated as of December 28, 1983, amended and restated on December 14, 1987, of Liberty, and the collateral securing the payment of such Notes.

     Liberty, in consideration of the sum of One ($1.00) Dollar, the release, set forth above, of certain claims by TEC and other good and valuable consideration paid by or on behalf of TEC, the receipt and sufficiency of which are hereby acknowledged, hereby releases and forever discharges TEC and its affiliated companies and the employees, officers, directors, shareholders and agents of each and their respective successors and assigns (collectively, the "TEC Releases"), from and against any and all actions, causes of action, suits, debts, dues, sums of money, accounts, covenants, contracts, controversies, agreements, executions, claims and demands whatsoever, in law or equity, which Liberty, its general partner, the affiliated companies of its general partner and their respective successors and assigns and affiliated companies ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever against the TEC Releases arising out of or in connection with Liberty's acquisition, financing, ownership and disposition of its interest in TDEC, including (but not limited
to) the Secured Nonrecourse Notes dated as of December 28, 1983, amended and restated on December 14, 1987, of Liberty, or the collateral securing the payment of such Notes.
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     IN WITNESS WHEREOF, the parties have executed this General
Cross-Release as of this 22nd day of December, 1995.

                              TRENTON ENERGY CORPORATION

                              By:  _______________________________
                                   Name:__________________________
                                   Position:______________________


                              LIBERTY EQUIPMENT INVESTORS - 1983

                              By:   MAIDEN LANE PARTNERS INC.,
                                    as a General Partner

                              By:  _______________________________
                                   Name:__________________________
                                   Position:______________________


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STATE OF NEW YORK      )
                       :  ss.:
COUNTY OF WESTCHESTER  )


     On the ____ day of December, 1995, before me came _________, who, being by me personally sworn, did depose and say that he resides at _________________________________________________
___________________________________________________________; that he is the _______________________ of Trenton Energy Corporation, the corporation described in and which executed the foregoing instrument; and that he was duly authorized to sign his name thereto.




______________________________
                                             Notary Public



STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

     On the ____ day of December, 1995, before me came _________, who, being by me personally sworn, did depose and say that he resides at _________________________________________________
___________________________________________________________; that he is the _______________________ of Maiden Lane Partners, Inc., the General Partner of Liberty Equipment Investors - 1983, the New York limited partnership described in and which executed the foregoing instrument; and that he was duly authorized to sign his name thereto.




______________________________
                                             Notary Public